UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 16, 2010

DIVERSIFIED OPPORTUNITIES, INC.

(Name of Small Business Issuer in Its Charter)

DELAWARE	000-23446	94-3008888
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

1042 N. El Camino Real #261

Encinitas, CA 92024

 (Address of principal executive offices)

(858) 342-8155

 (Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8

OTHER EVENTS

Effective June 16, 2010, Diversified Opportunities, Inc. (the “Company”) received notice of termination from CommerceTel Canada and CommerceTel, Inc. (“CommerceTel”) of the previously announced non-binding Memorandum of Understanding (“MOU”) between the Company and CommerceTel dated April 9, 2010.  The MOU provided for the parties’ negotiation of a definitive agreement for the Company’s acquisition of CommerceTel.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED OPPORTUNITIES, INC.
/s/ Kevin Russeth
Dated: June 22, 2010	By:
Kevin Russeth Chief Executive Officer

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